UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )

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☐	Definitive Proxy Statement

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HealthEquity, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V95522-P49787 *Please check the meeting materials for any special requirements for meeting attendance. BROADRIDGE CORPORATE ISSUER SOLUTIONS C/O HEALTHEQUITY, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 HEALTHEQUITY, INC. 2026 Annual Meeting Vote by June 24, 2026 11:59 PM ET You invested in HEALTHEQUITY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 25, 2026. Get informed before you vote View the Notice and Proxy Statement, Annual Report and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 11, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* June 25, 2026 10:00 a.m., Mountain Daylight Time Virtually at: www.virtualshareholdermeeting.com/HQY2026

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of ten directors to hold office until the 2027 annual meeting of stockholders and until their successors are duly elected and qualified:	
	Nominees:	
1a.	Robert Selander	**For**
1b.	Scott Cutler	**For**
1c.	Stephen Neeleman, M.D.	**For**
1d.	Adrian Dillon	**For**
1e.	Evelyn Dilsaver	**For**
1f.	William Gassen	**For**
1g.	Debra McCowan	**For**
1h.	Rajesh Natarajan	**For**
1i.	Stuart Parker	**For**
1j.	Gayle Wellborn	**For**
2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2027.	**For**
3.	To approve, on a non-binding, advisory basis, the fiscal 2026 compensation paid to our named executive officers.	**For**
4.	Approval of the HealthEquity, Inc. 2026 Employee Stock Purchase Plan.	**For**
5.	To approve the Amended and Restated HealthEquity, Inc. 2024 Equity Incentive Plan.	**For**

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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